UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re; KII Liquidating Inc. (f/k/a In re Katy Industries, Inc.), et al. **Case No. 17-11101 (KJC)**
Reporting Period: October 1 to October 31, 2017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES		
Certification of Bank Account Reconciliation	MOR-1a	YES		
Schedule of Professional Fees Paid	MOR-1b	YES		
Schedule of Bank Reconciliation	MOR-1c	YES		
Statement of Operations	MOR-2	YES		
Balance Sheet	MOR-3	YES		
Status of Post-petition Debts and Certificate of Payroll Tax Deposits	MOR-4	YES		
Listing of aged post-petition accounts payable	MOR-4a	YES		
Accounts Receivable Reconciliation and Aging	MOR-5	YES		
Debtor Questionnaire	MOR-5	YES		

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in theses chapter 11 cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The financial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with general acceptable accounting principles in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date: November 27, 2017

Signature of Joint Debtor — Date: November 27, 2017

Signature of Authorized Individual* — Date: November 27, 2017

Robert W. Zimmer
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Copies of the Bank Statements and cash disbursements journals are not included with this Monthly Operating Report due to the voluminous nature of these reports and are available upon reasonable request in writing to counsel of the Debtors.

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR-1
(04/07)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
	:	Case No. 17-11101 (KJC)
KII Liquidating Inc. (f/k/a Katy Industries, Inc.), *et al.*[1]	:	(Jointly Administered)
Debtors.	:	**Reporting Period: Oct. 1 to Oct. 31, 2017**

GENERAL NOTES

Description of the Chapter 11 Cases: On May 14, 2017 (the "Petition Date"), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' chapter 11 cases are jointly administered for procedural purposes only under the case caption *In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.*, Case No. 17-11101 (KJC) (Bankr. D. Del.) pursuant to an order entered by the Bankruptcy Court on May 16, 2017 [Dkt. No. 37]. On May 26, 2017, the Office of the United States Trustee for the District of Delaware (the "U.S. Trustee") appointed seven members to the statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Dkt. No. 75]. On June 23, 2017, the U.S. Trustee held a meeting of creditors in the Debtors' chapter 11 cases pursuant to section 341 of the Bankruptcy Code, which was adjourned and continued to August 24, 2017. At the conclusion of the continued 341 hearing, the U.S. Trustee further continued the 341 hearing to a later date. On July 10, 2017, the Debtors filed their respective schedules of assets and liabilities and statements of financial affairs.

Also on the Petition Date, the Debtors filed a motion, seeking authority to sell substantially all of their assets (the "Sale") under section 363 of the Bankruptcy Code [Dkt. No. 18], which contemplated a sale of substantially all of the Debtors' assets to the stalking horse purchaser, Jansan Acquisition, LLC (the "Stalking Horse Purchaser"), subject to higher or otherwise better offers. On June 19, 2017, the Bankruptcy Court entered an order, approving the stalking horse protections, the procedures related to assumption and assignment of certain executory contracts and unexpired leases under section 365 of the Bankruptcy Code, and the form and manner of

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, where applicable, are: KII Liquidating Inc. (f/k/a Katy Industries, Inc.) (7589), ComPro Liquidating LLC (f/k/a Continental Commercial Products, LLC) (3898), FTWH Liquidating Inc. (f/k/a FTW Holdings, Inc.) (7467), FWPI Liquidating Inc. (f/k/a Fort Wayne Plastics, Inc.) (7470), Wabash Holding Corp. (9908), KTI Liquidating Inc. (f/k/a Katy Teweh, Inc.) (9839), WII, Inc. (0456), TTI Holdings, Inc. (8680), GCW, Inc. (5610), Hermann Lowenstein, Inc. (4331), American Gage & Machine Company (7074), WP Liquidating Corp. (2310), Ashford Holding Corp. (8113), and HPMI, Inc. (4677). The mailing address for each of the Liquidating Debtors listed above, solely for purposes of notices and communications, is 400 S. Hope Street, Suite 1050, Los Angeles, California 90071 (Attn.: Lawrence Perkins, Chief Restructuring Officer).

1

 certain notices related to the Sale [Dkt. No. 163] (the “Bidding Procedures Order”). The Stalking Horse Purchaser submitted the only Qualified Bid (as defined in the Bidding Procedures Order), and on July 12, 2017, the Debtors announced that the Stalking Horse Purchaser was the Successful Bidder for the purchase of substantially all of the Debtors’ assets [Dkt. No. 276]. On July 18, 2017, the Bankruptcy Court entered the order approving the Sale [Dkt. No. 295]. The Sale closed on July 21, 2017, and the Debtors are in the process of winding down their estates. (See Notice of Closing of Sale of Substantially All of the Debtors’ Assets, Dkt. No. 314.) Additional information about the Debtors’ chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: www.jndla.com/cases/katy. Debtors’ Financial Statements: The financial statements and supplemental information contained in this Monthly Operating Report are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in chapter 11, requires that financials for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that financial information could be subject to change that can be material. The Debtors, however, are not required to update this Monthly Operating Report to reflect more current facts or estimates, or upon the occurrences of future events, including if the facts, estimates, or assumptions upon which this Monthly Operating Report is based change. The information furnished in this Monthly Operating Report includes preliminary normal recurring adjustments. There can be no assurance that the consolidated financial information presented in this Monthly Operating Report is complete, and readers are strongly cautioned not to place reliance on this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors. The results of operations contained in this Monthly Operating Report are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect operations, financial position, or cash flows of the Debtors in the future. The Debtors do not make any representation to any person regarding the Debtors’ future results. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. Fiscal Year: The Company operates and reports using a 4-4-5 fiscal year which always ends on December 31. 2

 Intercompany Transactions: Intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statement contained in this Monthly Operating Report. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. Liabilities: As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of liquidation. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Reorganization Items: ASC 852 requires expenses and income directly associated with chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. 3

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	LEGAL ENTITIES				
	KII Liquidating Inc.	ComPro Liquidating LLC	FWPI Liquidating Inc.	Total	Cumulative from Petition Date
CASH BEGINNING OF MONTH	$ 1,961,849	$ 1,774,674	$ -	$ 3,736,523	$ 2,004,973
RECEIPTS					
COLLECTIONS OF ACCOUNTS RECEIVABLE	$ -	$ -	$ -	$ -	$ 12,275,079
DIP LOAN PROCEEDS	0	0	0	0	7,312,500
CASH COLLATERAL PROCEEDS, NET	0	0	0	0	(3,447,583)
SALE OF ASSETS	0	0	0	0	1,723,856
OTHER	0	126,554	0	126,554	913,528
CASH COLLECTED ON BEHALF OF THE BUYER	0	1,017,600	218,693	1,236,293	7,911,284
CASH TRANSFERRED TO BUYER	0	(1,029,127)	(187,824)	(1,216,951)	(8,686,352)
TRANSFERS FROM/(TO) DIP ACCTS	0	0		0	0
TRANSFERS TO/(FROM) ComPro Liq., LLC	6,530	(6,530)	0	0	0
TOTAL RECEIPTS	$ 6,530	$ 108,498	$ 30,869	$ 145,897	$ 18,002,312
DISBURSEMENTS					
INVENTORY & COMPONENTS	$ -	$ -	$ -	$ -	$ 4,628,680
PAYROLL & TAXES	0	3,018	0	3,018	2,755,525
TEMPORARY SERVICES	0	0	0	0	116,712
EMPLOYEE BENEFITS	5,507	0	0	5,507	643,497
RENTS	0	0	0	0	444,319
UTILITIES	0	0	0	0	562,838
FREIGHT & LOGISTICS	0	0	0	0	947,827
LEASES	0	0	0	0	28,492
COMMISSIONS	0	0	0	0	45,783
SUPPLIES & OTHER	0	0	0	0	772,561
GENERAL INSURANCE	0	0	0	0	703,715
OTHER	9,657	20,000	0	29,657	170,620
PRE-PETITION CLAIMS	0	0	0	0	990,248
INTEREST & FEES	0	3,659	0	3,659	228,107
TAXES	0	0	0	0	5,000
	$ 15,164	$ 26,677	$ -	$ 41,841	$ 13,043,923
PROFESSIONAL FEES-Schedule Attached	154,385	101,234	0	255,619	3,352,077
U.S. TRUSTEE QUARTERLY FEES	26,250	0	0	26,250	52,575
COURT COSTS	0	0	0	0	0
TOTAL DISBURSEMENTS	$ 195,799	$ 127,911	$ -	$ 323,710	$ 16,448,575
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ (189,269)	$ (19,413)	$ 30,869	$ (177,813)	$ 1,553,737
CASH - END OF MONTH	$ 1,772,580	$ 1,755,261	$ 30,869	$ 3,558,710	$ 3,558,710

TOTAL DISBURSEMENTS	$ 323,710	$ 16,443,574
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 323,710	$ 16,443,574

All other debtors listed in footnote 1 of this Monthly Operating Report but not reflected on this Schedule of Cash Receipts and Disbursements are inactive entities and, thus, have no receipts or disbursements.

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	RABOBANK				BMO Harris		Total
ACCOUNT NO	1166	1167	1168	1169	9460	8357	
ACCOUNT NAME	Professional Fee Escrow	DIP Account	Utility Escrow	503(b)(9)	UMR Insurance	Accounts Payable	
CASH BEGINNING OF MONTH	$ 476,383	$ 885,467	$ -	$ 600,000	$ (0)	$ (0)	$ 1,961,849
RECEIPTS							
COLLECTIONS OF ACCOUNTS RECEIVABLE							0
DIP LOAN PROCEEDS							0
CASH COLLATERAL PROCEEDS							0
SALE OF ASSETS							0
OTHER (ATTACH LIST)							0
TRANSFERS (To)/From CCP						6,530	6,530
Transfers From DIP Account							0
TRANSFERS FROM/(TO) DIP ACCTS							0
							0
TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -	$ 6,530	$ 6,530
DISBURSEMENTS							
INVENTORY & COMPONENTS							0.00
PAYROLL & TAXES							0
TEMPORARY SERVICES							0
EMPLOYEE BENEFITS						5,507	5,507
RENTS							0
UTILITIES							0
FREIGHT & LOGISTICS							0
LEASES							0
COMMISSIONS							0
SUPPLIES & OTHER							0
GENERAL INSURANCE							0
OTHER (ATTACH LIST)		8,634				1,023	9,657
PRE-PETITION CLAIMS							0
INTEREST & FEES							0
TAXES							0
	$ -	$ 8,634	$ -	$ -	$ -	$ 6,530	$ 15,164
PROFESSIONAL FEES-Schedule Attached	$ 154,385						154,385
U.S. TRUSTEE QUARTERLY FEES						26,250	26,250
COURT COSTS							0
TOTAL DISBURSEMENTS	$ 154,385	$ 8,634	$ -	$ -	$ -	$ 32,780	$ 195,799
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ (154,385)	$ (8,634)	$ -	$ -	$ -	$ (26,250)	$ (189,269)
CASH - END OF MONTH	$ 321,997	$ 876,833	$ -	$ 600,000	$ (0)	$ (26,250)	$ 1,772,580

Other Disbursements

	1167	8357
Data Exchange Services	$ 8,634	
State Representation Services		$ 1,023

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris							Total
ACCOUNT NO	8892	8224	2407	8918	9394 CENTREX	9452	9386	
ACCOUNT NAME	Lockbox	Operating	Cash Collateral	CCP Account Payable	Accounts Payable	Payroll	Payroll	
CASH BEGINNING OF MONTH	$ 101,968	$ 205,714	$ 1,466,991	$ 0	$ -	$ 0	$ -	$ 1,774,674
RECEIPTS								
COLLECTIONS OF ACCOUNTS RECEIVABLE								0
CASH COLLECTED ON BEHALF OF THE BUYER	1,017,600							1,017,600
CASH TRANSFERRED TO BUYER	(1,029,127)							(1,029,127)
TRANSFERS FROM DIP ACCOUNT								0
CASH COLLATERAL PROCEEDS								0
SALE OF ASSETS								0
OTHER (ATTACH LIST)		126,554						126,554
FUNDS TRANSFER -OPERATING ACCOUNT		(6,530)						(6,530)
FUNDS TRANSFER-Cash Collateral								0
								0
TOTAL RECEIPTS	$ (11,527)	$ 120,025	$ -	$ -	$ -	$ -	$ -	$ 108,498
DISBURSEMENTS								
INVENTORY & COMPONENTS								$ -
PAYROLL & TAXES		3,018						3,018
TEMPORARY SERVICES								0
EMPLOYEE BENEFITS								0
RENTS								0
UTILITIES								0
FREIGHT & LOGISTICS								0
LEASES								0
COMMISSIONS								0
SUPPLIES & OTHER								0
GENERAL INSURANCE								0
OTHER (ATTACH LIST)		20,000						20,000
PRE-PETITION CLAIMS								0
INTEREST & FEES		3,659						3,659
	$ -	$ 26,677	$ -	$ -	$ -	$ -	$ -	$ 26,677
PROFESSIONAL FEES-Schedule Attached		$101,234						$101,234
U.S. TRUSTEE QUARTERLY FEES								0
COURT COSTS								0
TOTAL DISBURSEMENTS	$ -	$ 127,911	$ -	$ -	$ -	$ -	$ -	$ 127,911
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ (11,527)	$ (7,886)	$ -	$ -	$ -	$ -	$ -	$ (19,413)
CASH - END OF MONTH	$ 90,441	$ 197,828	$ 1,466,991	$ 0	$ -	$ 0	$ -	$ 1,755,261
OTHER RECEIPTS								
Insurance Refunds		$ -						$ -
Professional Fee Reimbursement		69,840						69,840
Utility Deposit Refunds		54,700						54,700
Retiree Medical Co-Insurance Receipts		$ 2,014						2,014
	$ -	$ 126,554		$ -	$ -	$ -	$ -	$ 126,554
OTHER DISBURSEMENTS								
Ordinary Course Professionals								$ -
Directors Fees		20,000						20,000
	$ -	$ 20,000		$ -	$ -	$ -	$ -	$ 20,000

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris				Total
ACCOUNT NO	1654		1639	1670	
ACCOUNT NAME	Lockbox	Petty Cash	Operating	Account Payable	
CASH BEGINNING OF MONTH	$0	$0	$0	$0	$0
RECEIPTS					
COLLECTIONS OF ACCOUNTS RECEIVABLE					$0
CASH COLLECTED ON BEHALF OF THE BUYER	218,693				218,693
CASH TRANSFERRED TO BUYER	(187,824)				(187,824)
DIP LOAN PROCEEDS					0
TRANSFER TO CASH COLLATERAL					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS FROM/(TO) OPERATING ACCT					0
TRANSFERS FROM CCP					0
TOTAL RECEIPTS	$30,869	$0	$0	$0	$30,869
DISBURSEMENTS					
INVENTORY & COMPONENTS					$0
PAYROLL & TAXES					0
TEMPORARY SERVICES					0
EMPLOYEE BENEFITS					0
RENTS					0
UTILITIES					0
FREIGHT & LOGISTICS					0
LEASES					0
COMMISSIONS					0
SUPPLIES & OTHER					0
GENERAL INSURANCE					0
OTHER (ATTACH LIST)					0
PRE-PETITION CLAIMS					0
INTEREST & FEES					0
					0
	$0	$0	$0	$0	$0
PROFESSIONAL FEES-Schedule Attached					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$30,869	$0	$0	$0	$30,869
CASH - END OF MONTH	$30,869	$0	$0	$0	$30,869

FORM MOR-1
(04/07)

 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Case No. 17-11101 (KJC) Industries, Inc.), et al. Debtors Reporting Period: October 1 to October 31, 2017 DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS Robert W. Zimmer hereby declares under penalty of perjury: 1. I am the Chief Financial Officer of KII Liquidating Inc. (f/k/a Katy Industries, Inc.), one of the debtors in these chapter 11 cases (the “Debtors”). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors. 2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion. 3. To the best of my knowledge, the Debtors’ bank balance as of October 31, 2017, have been reconciled in an accurate and timely manner. Dated: November 27,2017 Respectfully submitted, Robert W. Zimmer By: Robert W. Zimmer Title: Chief Financial Officer FORM MOR-l (04/07)

 In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Case No. 17-11101 (KJC) Debtors Reporting Period: Inception to October 31,2017 SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month. Payee Period Covered Amount Approved Payor Check Amount Paid Year-To-Date Number Date Fees | Expenses Fees Expenses DLA Piper LLP August-17 KII Liquidating, Inc Wire 10/3/2017 $124,280 $14,496 $1,480,513 $88,931 DLA Piper LLP Lincoln International LLC June/July -17 KII Liquidating, Inc Wire 10/10/2017 $15,609 Lincoln International LLC $975,000 $15,609 Siena Constellation Partners LLC August-17 ComPro Liquidating, LLC Wire 10/23/2017 $65,635 $1,324 Siena Constellation Partners LLC September-17 ComPro Liquidating, LLC Wire 10/31/2017 $34,275 Sierra Constellation Partners LLC $481,178 $36,784 Sitrick and Company $29,580 $3,679 JND Corporate Restructuring $173,227 $67,576 $224,190 $31,429 $3,139,498 $212,579 $255,619 $3,352,077 FORM MOR-1 (04/07)

 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Case No. 17-11101 (KJC) Debtors Reporting Period: October 1 to October 31, 2017 Schedule of Bank Reconciliations Account Less - Company Bank Number Account Name Balance per Outstanding Other Items Balance per Bank Checks Amount General Ledger KII Liquidating, Inc. Professional Fee Rabobank 1166 Escrow $ 321,997 $ 321,997 Rabobank 1167 DIP Account 876,833 876,833 Rabobank 1168 Utility Escrow 0 0 Rabobank 1169 503(b)(9) 600,000 600,000 $ 1,798,830 $ - $- $ 1,798,830 BMO Harris 9460 UMR Insurance 0 0 0 BMO Harris 8357 Accounts Payable 0 (26,250) (26,250) $ - $(26,250) $- $(26,250) $ 1,798,830 $(26,250) $- $1,772,580 ComPro Liquidating, LL BMO Harris 8224 Operating Account $ 197,828 $ 197,828 BMO Harris 2407 Cash Collateral 1,466,991 1,466,991 BMO Harris 8892 Lockbox 90,441 90,441 BMO Harris 8918 Accounts Payable 0 0 0 BMO Harris 9386 Payroll 0 0 BMO Harris 9394 Accounts Payable 0 0 BMO Harris 9452 Payroll $ 1,755,261 $ 0 $ 0 $- 1,755,261 FWPI Liquidating, Inc. BMO Harris 1639 Operating Account $ - $ - BMO Harris 1654 Lockbox 0 0 BMO Harris 1670 Accounts Payable 0 0 0 Petty Cash $ 0 $ 0 $ - $- - FORM MOR-1 (04/07)

 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Debtors Reporting Period: October 1 to October 31, 2017 CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) Cumulative REVENUES Period Filing to Date Net sales $ - $ 13,084,117 Cost of Goods Sold 0 11,919,486 Gross Margin $ - $ 1,164,631 Selling & Administration Selling Expenses $ - $ 625,166 Administrative Expenses 27,534 1,846,778 Total Selling & Administrative Expense $ 27,534 $ 2,471,944 Operating Profit/(Loss) $ (27,534) $ (1,307,313) Non-operating (Income)/expense Interest Expense $ - $ 1,890,265 Interest Income 0 (4,217) Other (Income)/Expense 3,659 (10,008) Total non-operating $ 3,659 $ 1,876,040 Net Profit (Loss) Before Reorganization Items $ (31,192) $ (3,183,353) REORGANIZATION ITEMS Professional Fees $ 185,779 $ 3,282,236 U. S. Trustee Quarterly Fees 26,250 52,575 Gain (Loss) from Sale of Equipment (47,268) 19,818,387 Other Reorganization Expenses 8,634 756,611 Total Reorganization Expenses $ 267,931 $ (15,726,965) Pre-Tax Income/(loss) $ (299,124) $ 12,543,611 Income Taxes 0 5,000 Net Income/(Loss) $ (299,124) $ 12,538,611 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. — **Case No. 17-11101 (KJC)**

Debtors — **Reporting Period: October 1 to October 31, 2017**

CONSOLIDATING STATEMENT OF OPERATIONS

Case No:	Consolidated	Eliminations	17-11101 KII Liquidating Inc.	17-11102 ComPro Liquidating LLC	See MOR-2b Consolidated FTWH Liquidating Inc.	See MOR-2c Inactive Subsidiaries
REVENUES						
Net Sales	$ -		$ -	$ -	$ -	$ -
Cost of Goods Sold	0		0	0	0	0
Gross Margin	$ -	$ -	$ -	$ -	$ -	$ -
Selling & Administration						
Selling expense	$ -			$ -	$ -	$ -
Administrative Expense	27,534		6,530	21,004	0	0
Total Selling & Administrative Expense	$ 27,534	$ -	$ 6,530	$ 21,004	$ -	$ -
Operating Profit/(Loss)	$ (27,534)	$ -	$ (6,530)	$ (21,004)	$ -	$ -
Non-operating (Income)/expense						
Interest Expense	$ -		$ -	$ -	$ -	$ -
Interest Income	0				0	0
Other (Income)/Expense	3,659			3,659	0	0
Total non-operating	3,659	0	0	3,659	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ (31,192)	$ -	$ (6,530)	$ (24,663)	$ -	$ -
REORGANIZATION ITEMS						
Professional Fees	$ 185,779		$ 154,385	$ 31,394	$ -	$ -
U. S. Trustee Quarterly Fees	26,250		26,250		0	0
Gain (Loss) from Sale of Eassets	-47,268			-47,268	$ -	0
Other Reorganization Expenses	8,634		8,634	0	0	0
Total Reorganization/(income) Expenses	$ 267,931	$ -	$ 189,269	$ 78,662	$ -	$ -
Pre-Tax Income/(Loss)	$ (299,124)	$ -	$ (195,799)	$ (103,325)	$ -	$ -
Income Taxes	0		0	0	0	0
Net Income/(Loss)	$ (299,124)	$ -	$ (195,799)	$ (103,325)	$ -	$ -

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. — **Case No. 17-11101 (KJC)**

Debtors — **Reporting Period: October 1 to October 31, 2017**

CONSOLIDATING STATEMENT OF OPERATIONS-FTWH LIQUIDATING, INC. & SUBSIDIARY

Case No:			17-11103	17-11104
REVENUES	Consolidated FTWH Liquidating Inc.	Eliminations	FTWH Liquidating Inc.	FWPI Liquidating Inc.
Net Sales	$ -	$ -	$ -	$ -
Cost of Sales	0	0	0	0
Gross Margin	$ -	$ -	$ -	$ -
Selling & Administration				
Selling Expense	$ -			$ -
Administrative Expense	0			0
Total Selling & Administrative Expense	$ -	$ -	$ -	$ -
Operating Profit/(Loss)	$ -	$ -	$ -	$ -
Non-operating (Income)/expense				
Interest Expense	$ -			
Interest Income	0			
Other (Income)/Expense	0			0
Total non-operating	$ -	$ -	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ -	$ -	$ -	$ -
REORGANIZATION ITEMS				
Professional Fees	$ -			
U. S. Trustee Quarterly Fees	0			
Gain (Loss) from Sale of Equipment	0			0
Other Reorganization Expenses	0			
Total Reorganization Expenses	$ -	$ -	$ -	$ -
Pre-Tax Income/(Loss)	$ -	$ -	$ -	$ -
Income Taxes	0	0	0	0
Net Income/(Loss)	$ -	$ -	$ -	$ -

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-INACTIVE SUBSIDIARIES

Case No:		17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive Subsidiaries	Wabash Holding Corp	KTI Liquidating, Inc.	WII, Inc.	TTI Holdings, Inc.	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machine Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
REVENUES											
Net Sales	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
COST OF GOODS SOLD											
Cost of Sales	0	0	0	0	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Margin	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Selling & Administration											
Selling Expense	$ -										
Administrative Expense	0	0	0		0		0				
Total Selling & Administrative Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Operating Profit/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Non-operating (Income)/expense											
Interest Expense	$ -										
Interest Income	0										
Other (Income)/Expense	0										
Total non-operating	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
REORGANIZATION ITEMS											
Professional Fees	$ -										
U. S. Trustee Quarterly Fees	0										
Gain (Loss) from Sale of Equipment	0										
Other Reorganization Expenses	0										
Total Reorganization Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pre-Tax Income/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Net Income/(Loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors **Reporting Period: October 31, 2017**

CONSOLIDATED BALANCE SHEET (Unaudited)

	October 31, 2017	Prior Period	Petition Date
ASSETS			
CURRENT ASSETS			
Unrestricted Cash and Equivalents	$ 3,558,710	$ 3,736,524	$ 2,004,972
Accounts Receivable (Net)	0	0	7,879,871
Notes Receivable	0	0	0
Inventories, net	0	0	6,711,037
Prepaid Expenses	0	0	414,869
Net Inter-company accounts	972,883	972,881	174,499
Other Current Assets	0	0	580,435
TOTAL CURRENT ASSETS	$ 4,531,593	$ 4,709,405	$ 17,765,683
PROPERTY AND EQUIPMENT			
Land and improvements	$ -	$ -	$ 285,129
Buildings and improvements	0	0	6,897,720
Machinery and equipment	0	0	44,706,564
Less Accumulated Depreciation	0	0	(36,533,567)
TOTAL PROPERTY & EQUIPMENT	$ -	$ -	$ 15,355,846
OTHER ASSETS			
Goodwill, net	$ -	$ -	$ 24,318,535
Lease Deposits	0	0	200,449
Notes Receivable	631,995	631,995	608,519
Other intangible assets, net	0	0	7,785,688
Investment in unconsolidated subsidiaries	2,164,931	2,164,931	18,966,005
TOTAL OTHER ASSETS	$ 2,796,926	$ 2,796,926	$ 51,879,196
TOTAL ASSETS	$ 7,328,519	$ 7,506,331	$ 85,000,725

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors **Reporting Period: October 31, 2017**

CONSOLIDATED BALANCE SHEET (Unaudited)

	October 31, 2017	Prior Period	Petition Date
LIABILITIES AND OWNER EQUITY			
LIABILITIES			
Current Liabilities			
Accounts Payable - Pre-Petition	$ 19,438,723	$ 19,438,723	$ 21,369,781
Accounts Payable - Post Petition	121,311	$ -	$ -
Accrued Expenses	1,161,078	1,161,078	7,169,231
Accrued Compensation	0	0	657,737
Accrued Interest	0	0	52,885
TOTAL CURRENT LIABILITIES	$ 20,721,112	$ 20,599,801	$ 29,249,634
SECURED DEBT			
Revolver	$ -	$ -	$ 13,019,108
Senior Term Notes	0	0	6,510,000
Subordinated Debt	0	0	36,718,401
Capital Leases	0	0	351,447
Shareholder Notes	330,355	330,355	321,168
Total Secured Debt	$ 330,355	$ 330,355	$ 56,920,124
NON-CURRENT LIABILITIES			
Post retirement benefits	$ 49,982	$ 49,982	$ 1,203,156
Deferred Compensation	470,703	470,703	499,624
Deferred taxes	0	0	122,000
GAAP Lease Obligations	0	0	5,843,111
TOTAL NON-CURRENT LIABILITIES	$ 520,685	$ 520,685	$ 7,667,891
TOTAL LIABILITIES	$ 21,572,151	$ 21,450,840	$ 93,837,649
SHAREHOLDERS EQUITY			
Convertible Preferred Stock	$ 108,256,190	$ 108,256,190	$ 108,256,190
Common Stock	9,822,204	9,822,204	9,822,204
Additional Paid-In Capital	196,337,115	196,337,115	31,148,825
Accumulated other comprehensive loss	(651,660)	(651,660)	(651,660)
Retained Earnings - Pre-Petition	(319,109,391)	(319,109,391)	(135,975,781)
Retained Earnings - Post-Petition	12,538,612	12,837,735	0
Treasury Stock	(21,436,702)	(21,436,702)	(21,436,702)
TOTAL SHAREHOLDERS EQUITY	$ (14,243,633)	$ (13,944,509)	$ (8,836,924)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 7,328,518	$ 7,506,331	$ 85,000,725

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)

CONSOLIDATING BALANCE SHEET (Unaudited)

As of October 31, 2017

	Consolidated	Eliminations	17-11101 KII Liquidating Inc.	17-11102 ComPro Liquidating Inc.	See MOR-3b Consolidated FTWH Liquidating Inc.	See MOR-3c Inactive Subsidiaries
ASSETS						
CURRENT ASSETS						
Unrestricted Cash and Equivalents	$ 3,558,710		$ 1,772,580	$ 1,755,261	$ 30,869	$ -
Accounts Receivable (Net)	-				-	-
Inventories, net	-				0	-
Prepaid Expenses	-				0	-
Net Inter-company accounts	972,883	3,833,296	(140,226,029)	1,628,692	332,103	135,404,821
Other Current Assets	-				0	-
TOTAL CURRENT ASSETS	$ 4,531,593	$ 3,833,296	$ (138,453,449)	$ 3,383,954	$ 362,972	$ 135,404,821
PROPERTY AND EQUIPMENT	-					
Land and improvements	-				$ -	$ -
Buildings and improvements	-				-	-
Machinery and equipment	-				-	-
Less Accumulated Depreciation	-				-	-
TOTAL PROPERTY & EQUIPMENT	$ -	$ -	$ -	$ -	$ -	$ -
OTHER ASSETS						
Goodwill, net	$ -				$ -	$ -
Lease Deposits	-				-	-
Notes Receivable	631,995			631,995	-	-
Other intangible assets, net	-				-	-
Investment in unconsolidated subsidiaries	2,164,931	(136,147,134)	138,312,065		-	-
TOTAL OTHER ASSETS	$ 2,796,926	$ (136,147,134)	$ 138,312,065	$ 631,995	$ -	$ -
TOTAL ASSETS	$ 7,328,519	$ (132,313,838)	$ (141,384)	$ 4,015,949	$ 362,972	$ 135,404,821

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of October 31, 2017 17-11101 17-11102 See MOR-3b Consolidated See MOR-3c KII Liquidating ComPro FTWH Inactive Consolidated Eliminations Inc. Liquidating Inc. Liquidating Inc. Subsidiaries LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable Pre-Petition $ 19,438,724 $ $ 2,549,337 $ 14,759,006 $2,130,382 $ - Accounts Payable Post-Petition 121,311 0 90,441 30,869 - Accrued Expenses 1,161,078 765,000 - 396,077 Accrued Compensation - - - - Accrued Interest - - - TOTAL CURRENT LIABILITIES $ 20,721,112 $ $ 3,314,337 $ 14,849,447 $ 2,161,251 $ 396,077 Debt Revolver $ — $ - $ - Senior Term Notes 0 - - Subordinated Debt - - - Capital Leases - - - Shareholder Notes 330,355 330,355 - - Total Debt $ 330,355 $ 0 $ 330,355 $ - $ - NON-CURRENT LIABILITIES Post retirement benefits $ 49,982 $ - $ 49,982 Deferred Compensation 470,703 470,703 - - Deferred taxes - - - GAAP Lease Obligations - - - TOTAL NON-CURRENT LIABILITIES $ 520,685 $ $ 470,703 $ - $ - $ 49,982 TOTAL LIABILITIES $ 21,572,152 $ $ 3,785,039 $ 15,179,802 $ 2,161,251 $ 446,059 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of October 31, 2017 17-11101 17-11102 See MOR-3b Consolidated See MOR-3c KII Liquidating ComPro FTWH Inactive Consolidated Eliminations Inc. Liquidating Inc. Liquidating Inc. Subsidiaries SHAREHOLDERS EQUITY Convertible Preferred Stock $ 108,256,190 $ (5,150,000) $ 108,256,190 $ - $ - $ 5,150,000 Common Stock 9,822,204 (1,203,001) 9,822,204 - 1 1,203,000 Additional Paid-in Capital 196,337,115 (68,717,248) 31,148,825 165,188,290 10,774,275 57,942,973 Accumulated other comprehensive loss (651,660) (80,944) - (570,716) Retained Earnings - Pre-Petition (319,109,391) (57,243,589) (103,687,774) (228,335,363) (781,848) 70,939,183 Retained Earnings - Post-Petition 12,538,612 (27,948,223) 51,983,219 (11,790,707) 294,322 Treasury Stock EQUITY (21,436,702) (21,436,702) - - TOTAL SHAREHOLDERS EQUITY $ (14,243,633) $ (132,313,838) S (3,926,424) $ (11,163,854) $ (1,798,279) $ 134,958,762 TOTAL LIABILITIES AND OWNERS' $ 7,328,519 $ (132,313,838) $ (141,385) $ 4,015,949 $ 362,972 $ 135,404,821 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of October 31,2017 Consolidating Fort Wayne Holdings, Inc. 17-11103 17-11104 Consolidated FTWH FWPI FTWH Liquidating, Liquidating, Liquidating, Inc. Eliminations Inc. Inc. ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents $ 30,869 $ 30,869 Accounts Receivable (Net) - 0 Inventories, net - 0 Prepaid Expenses - 0 Net Inter-company accounts 332,103 332,103 Other Current Assets - TOTAL CURRENT ASSETS $ 362,972 $ - $ - $ 362,972 PROPERTY AND EQUIPMENT Land and improvements $ - $ - Buildings and improvements - 0 Machinery and equipment - - Less Accumulated Depreciation - - TOTAL PROPERTY & EQUIPMENT $ - $ - $ - $ - OTHER ASSETS Goodwill, net $ - $ - Lease Deposits Notes Receivable Other intangible asseets, net 0 0 Investment in unconsolidated subsidiaries 0 (10,774,276) 10,774,276 TOTAL OTHER ASSETS $ - $ (10,774,276) $ 10,774,276 $ - TOTAL ASSETS $ 362,972 $ (10,774,276) $ 10,774,276 $ 362,972 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)
As of October 31, 2017

	Consolidating Fort Wayne Holdings, Inc.			
	Consolidated FTWH Liquidating, Inc.	Eliminations	17-11103 FTWH Liquidating, Inc.	17-11104 FWPI Liquidating, Inc.
LIABILITIES AND OWNER EQUITY				
LIABILITIES				
Current Liabilities				
Accounts Payable Pre-Petition	$ 2,130,382	$ -		$ 2,130,382
Accounts Payable Post-Petition	30,869			30,869
Accrued Expenses	0			0
Accrued Compensation	0			0
Accrued Interest	0			
TOTAL CURRENT LIABILITIES	$ 2,161,251	$ -	$ -	$ 2,161,251
NON-CURRENT LIABILITIES				
Deferred taxes	-			-
TOTAL NON-CURRENT LIABILITIES	$ -	$ -	$ -	$ -
TOTAL LIABILITIES	2,161,251	-	-	2,161,251
SHAREHOLDERS EQUITY				
Convertible Preferrred Stock	$ -	$ -	$ -	$ -
Common Stock	1	(0)	1	0
Additional Paid-In Capital	10,774,275		10,774,275	
Accumulated other comphehensive loss	-	(10,774,276)		10,774,276
Retained Earnings - Pre-Petition	(781,848)			(781,848)
Retained Earnings - Post-Petition	(11,790,707)			(11,790,707)
Treasury Stock	-			
TOTAL SHAREHOLDERS EQUITY	$ (1,798,279)	$ (10,774,276)	$ 10,774,276	$ (1,798,279)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 362,972	$ (10,774,276)	$ 10,774,276	$ 362,972

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)

CONSOLIDATING BALANCE SHEET (Unaudited)
As of October 31, 2017

			17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive Subsidiaries	Eliminations	Wabash Holding Corp	KTI Liquidating, Inc.	WII, Inc.	TTI, Holdings	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machine Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
ASSETS												
CURRENT ASSETS												
Unrestricted Cash and Equivalents	$ -											
Accounts Receivable (Net)	0											
Notes Receivable	0											
Inventories, net	0											
Prepaid Expenses	0											
Net Inter-company accounts	135,404,821		3,578,827	(28,847,177)	71,480,093	6,119,575	23,036,075		25,972,861	(1,181,538)	23,286,555	11,959,550
Other Current Assets (attach schedule)	0											
TOTAL CURRENT ASSETS	135,404,821		3,578,827	(28,847,177)	71,480,093	6,119,575	23,036,075	-	25,972,861	(1,181,538)	23,286,555	11,959,550
PROPERTY AND EQUIPMENT												
Land and improvements	$ -											
Buildings and improvements	0.00											
Machinery and equipment	0.00											
Less Accumulated Depreciation	0.00											
TOTAL PROPERTY & EQUIPMENT	$ -		$ -	$ -	$ -	-	-	-	-	-	-	-
OTHER ASSETS												
Goodwill, net	0											
Lease Deposits												
Notes Receivable												
Other intangible assets, net	0						-					
Investment in unconsolidated subsidiaries	0	(4,938,036)			6,119,574				(1,181,538)			
TOTAL OTHER ASSETS	$ -	$ (4,938,036)	$ -	$ -	$ 6,119,574	$ -	$ -	$ -	$ (1,181,538)	$ -	$ -	$ -
TOTAL ASSETS	$ 135,404,821	$ (4,938,036)	$ 3,578,827	$ (28,847,177)	$ 77,599,667	$ 6,119,575	$ 23,036,075	$ -	$ 24,791,323	$ (1,181,538)	$ 23,286,555	$ 11,959,550

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of October 31,2017 17-11105 17-11106 17-11107 17-11108 17-11109 17-11110 17-11111 17-11112 17-11113 17-11114 Inactive Subsidiaries Eliminations Wabash Holding Corp KTI Liquidating, Inc. WII,lnc. TTI, Holdings GCW.Inc. Hermann Lowenstein Inc. American Gage & Machine Company WP Liquidating Corp Ashford Holding Corp HPMI, Inc. LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable 0 0 0 0 . . - Accrued Expenses 396,077 396,077 Accrued Compensation - Accrued Interest $ - TOTAL CURRENT LIABILITIES s 396,077 $ - 396,077 - DEBT Revolver $ . Senior Terra Notes $ - Subordinated Debt - Capital Leases - Shareholder Notes - Total Debt - - 0 - NON-CURRENT LIABILITIES 49,982 Post retirement benefits - - . 49,982 Deferred Compensation - Deferred taxes - GAAP Lease Obligations - TOTAL NON-CURRENT LIABILITIES $ 49,982 $- $ - $- $- $- $- $- $ 49,982 $- $ - TOTAL LIABILITIES $ 446,059 $- $- $- $- $- $- $- S 446,059 $ $ SHAREHOLDERS EQUITY Convertible Preferred Stock $ 5,150,000 $ $- $- $- $- $2,650,000 $- $ 2,500,000 $ - Common Stock 1,203,000 (500,000) 1,000 1,000 200,000 500,000 1,000,000 1,000 Additional Paid-in Capital 57,942,973 (7,782,135) 6,134.502 44,102,184 7,782,135 6,275,443 1,236,128 194,716 Accumulated other comprehensive loss (570,716) (397,537) (56,432) (116,747) Retained Earnings - Pre-Petition 70,939,183 3,344,099 (2,464,930) (28,848,177) 33,522,477 (1,662,560) 23,195,730 15,219,821 (1,681,538) 18,550,427 11,763,834 Retained Earnings - Post-Petition 294,322 305,792 31,438 (42,908) Treasury Stock - TOTAL SHAREHOLDERS EQUITY $ $ 134,958,762 $ $(4,938,036) $ 3,578,827 $ (28,847,177) 77,599,667 $ 6,119,575 $ 23,036,075 $- $ 24,345,264 $ (1,181,538) $ 23,286,555 11,959,550 TOTAL LIABILITIES AND OWNERS’ EQUITY $ 135,404,821 $(4,938.036) $ 3,578,827 $ (28,847,177) 77,599,667 S 6,119,575 $ 23,036,075 $- $ 24,791,323 $ (1,181,538) $ 23,286,555 $11,959,550 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating, Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 1 to October 31, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Consolidated	ComPro Liquidating, LLC	FWPI Liquidating, Inc.
Accounts Receivable Reconciliation			
Total Accounts Receivable at the beginning of the reporting period	0	0	0
+ Amounts billed during the period	0	0	0
- Amounts collected during the period	0	0	0
+/- Adjustments-Sale of Assets	0	0	0
Total Accounts Receivable at the end of the reporting period	0	0	0
Accounts Receivable Aging from invoice date			
0 - 30 days old	0	0	0
31 - 60 days old	0	0	0
61 - 90 days old	0	0	0
91+ days old	0	0	0
Total Accounts Receivable	0	0	0
Amount considered uncollectible (Bad Debt)	0	0	0
Accounts Receivable (Net)	0	0	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes/No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	No
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	Yes
U.S. Federal and certain state income tax returns for the year ending December 31, 2016 were due during the reporting period. The Debtors are in process of having the required tax returns prepared.	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	No
The State of Missouri, Department of Labor and Industrial Relations, Division of Workers' Compensation has called a default and terminated the Debtors' self-insurance workers' compensation plan previously maintained in Missouri in accordance with this Court's interim order Dkt. No. 298.	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	No

FORM MOR-1
(04/07)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re KII Liquidating Inc. (f/k/a Katy Industries, Inc.), et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: October 31, 2017

SUMMARY OF UNDISPUTED UNPAID POST-PETITION DEBTS

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						
KII Liquiidating, Inc.	0	0	0	0	0	0
ComPro Liquidating, LLC	0	0	0	0	0	0
FWPI Liquidating, Inc.	0	0	0	0	0	0
Total Postposition Debts	0	0	0	0	0	0

Affidavit of the Chief Financial Officer concerning payment of payroll taxes

Robert W. Zimmer hereby declares under penalty of perjury:

1. I am the Chief Financial Officer of KII Liquidating Inc. (f/k/a Katy Industries, Inc.), one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3. To the best of my knowledge, all payroll taxes either withheld from employees' or levied upon the Debtors' have been timely remitted to the appropriate taxing authority.

Dated: November 27, 2017

Respectfully submitted,

Robert W. Zimmer

By: Robert W. Zimmer
Title: Chief Financial Officer

FORM MOR-1
(04/07)